UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2009

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 950

San Diego, CA 92122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously announced, on November 5, 2008, MediciNova, Inc. (the “Registrant”) entered into a settlement (the “Settlement”) with UBS AG (“UBS”) to provide liquidity for the Registrant’s auction rate securities portfolio held with a UBS affiliate. Pursuant to the terms of the Settlement, UBS will issue to the Registrant Auction Rate Securities Rights (the “Rights”), allowing the Registrant to sell to UBS its auction rate securities held in accounts with UBS and UBS affiliates at par value at any time during the period beginning June 30, 2010 and ending July 2, 2012. As consideration for the issuance of the Rights, the Registrant (1) released UBS from all claims for damages (other than consequential damages) directly or indirectly relating to UBS’s marketing and sale of auction rate securities, and (2) granted UBS the discretionary right to sell or otherwise dispose of the Registrant’s auction rate securities, provided that the Registrant is paid the par value of the auction rate securities upon any disposition. A copy of the prospectus relating to the Rights offering and Settlement was included in the Registration Statement on Form F-3 (File No. 333-153882) of UBS filed with the Securities and Exchange Commission on October 7, 2008.

Pursuant to the Settlement, on January 14, 2009, the Registrant entered into a Credit Line Account Application and Agreement for Organizations and Businesses (the “Credit Line Agreement”) with UBS Bank USA (“UBS Bank”) which provides the Registrant with an uncommitted, demand revolving line of credit (the “No Net Cost Loan”) of up to 75% of the market value, as determined by UBS Bank in its sole discretion, of the Registrant’s auction rate securities that the Registrant has pledged as collateral. UBS Bank may, upon the request of the Registrant, make one or more advances to the Registrant. The interest that the Registrant pays on the No Net Cost Loan will not exceed the interest that the Registrant receives on the auction rate securities pledged to UBS Bank as security for the No Net Cost Loan and which are held in the collateral account. UBS Bank may demand full or partial payment of the No Net Cost Loan, at its sole option and without cause, at any time. All No Net Cost Loan advances are subject to collateral maintenance requirements. UBS Bank may, at any time, in its discretion, terminate and cancel the No Net Cost Loan. If at any time UBS Bank exercises its right of demand under certain sections of the Credit Line Agreement, then UBS Financial Services Inc. or one of its affiliates shall provide, as soon as reasonably possible, alternative financing on substantially the same terms and conditions as those under the Credit Line Agreement and UBS Bank agrees that the Credit Line Agreement shall remain in full force and effect until such time as such alternative financing has been established. The foregoing summary of the Credit Line Agreement is qualified in its entirety by the copies of the Credit Line Agreement, the Addendum to Credit Line Account Application and Agreement, the Addendum to Credit Line Agreement and the Important Notice on Interest Rates and Payments attached hereto respectively as Exhibits 10.1, 10.2, 10.3 and 10.4, each of which is incorporated herein by reference.

On January 20, 2009, the Company borrowed $15,900,000 under the Credit Line Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Credit Line Account Application and Agreement for Organizations and Businesses, executed by MediciNova, Inc. on January 8, 2009, by and between MediciNova, Inc. and UBS Bank USA.

10.2	Addendum to Credit Line Account Application and Agreement, executed by MediciNova, Inc. on January 8, 2009, by and among MediciNova, Inc., UBS Bank USA and UBS Financial Services Inc.

10.3	Addendum to Credit Line Agreement, executed by MediciNova, Inc. on January 8, 2009, by and between MediciNova, Inc. and UBS Bank USA.

10.4	Important Notice on Interest Rates and Payments, executed by MediciNova, Inc. on January 8, 2009, by and between MediciNova, Inc. and UBS Bank USA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2009

MEDICINOVA, INC.

By:	/s/ Shintaro Asako
Shintaro Asako Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Credit Line Account Application and Agreement for Organizations and Businesses, executed by MediciNova, Inc. on January 8, 2009, by and between MediciNova, Inc. and UBS Bank USA.

10.2	Addendum to Credit Line Account Application and Agreement, executed by MediciNova, Inc. on January 8, 2009, by and among MediciNova, Inc., UBS Bank USA and UBS Financial Services Inc.

10.3	Addendum to Credit Line Agreement, executed by MediciNova, Inc. on January 8, 2009, by and between MediciNova, Inc. and UBS Bank USA.

10.4	Important Notice on Interest Rates and Payments, executed by MediciNova, Inc. on January 8, 2009, by and between MediciNova, Inc. and UBS Bank USA.